Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Typically, in the first quarter of each year (usually in February), the Compensation Committee approves the grant of annual equity-based awards to the NEOs. The grant date for these awards is normally the date of the Compensation Committee meeting at which they were approved. In some instances, the Compensation Committee approves the grant of equity-based awards in connection with new hires, promotions or for other reasons as an incentive to attract or retain certain employees. We have no intention, plan or practice to select annual grant dates for equity-based awards in coordination with the release of material non-public information or to time the release of such information because of award dates. If the Compensation Committee becomes aware of material nonpublic information prior to granting stock options, the Compensation Committee will take the existence of such information into consideration in determining whether to delay the grant of stock options. During the year ended December 31, 2025, the Company did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

Award Timing Method	Typically, in the first quarter of each year (usually in February), the Compensation Committee approves the grant of annual equity-based awards to the NEOs. The grant date for these awards is normally the date of the Compensation Committee meeting at which they were approved.
Award Timing Predetermined	true
Award Timing MNPI Considered	false